SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported) April 15, 1997


                       THE MONEY STORE INC.
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             (Exact name of registrant as specified in its charter)


    NEW JERSEY                       001-10785       22-2293022
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 (State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


  2840 MORRIS AVENUE, UNION, NEW JERSEY                 07083
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 (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (908) 686-2000
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                               N/A
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(Former name or former address, if changed since last report)

Item 5.   Other Events.

     Included herein respectively as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4 and 4.5 are (i) the Underwriting Agreement dated April 10, 1997 among The Money Store Inc. (the "Company"), Bear, Stearns & Co. Inc., Lehman Brothers Inc., Prudential Securities Incorporated and Salomon Brothers Inc, (ii) the Indenture dated as of April 15, 1997 among the Company, as Issuer, The Chase Manhattan Bank, as trustee (the "Trustee"), and the Subsidiary Guarantors named therein (the "Subsidiary Guarantors"), (iii) the First Supplemental Indenture dated as of April 15, 1997 among the Company, the Trustee and the Subsidiary Guarantors relating to the issuance by the Company of $175,000,000 aggregate principal amount of its 8.05% Senior Notes Due 2002, (iv) the Second Supplemental Indenture dated as of April 15, 1997 among the Company, the Trustee and the Subsidiary Guarantors relating to the issuance by the Company of $125,000,000 aggregate principal amount of its 8.375% Senior Notes Due 2004, (v) the Form of 8.05% Senior Notes Due 2002, including the Subsidiary Guarantee relating thereto and (vi) the Form of 8.375% Senior Notes Due 2004, including the Subsidiary Guarantee relating thereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      EXHIBITS
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EXHIBIT NO.
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1.1      Underwriting Agreement dated April 10, 1997 among The Money
         Store Inc., Bear, Stearns & Co. Inc., Lehman Brothers
         Inc.,  Prudential Securities Incorporated and Salomon
         Brothers Inc.

4.1 Indenture dated as of April 15, 1997 among The Money Store Inc., as Issuer, The Chase Manhattan Bank, as Trustee, and the
         Subsidiary Guarantors named therein.

4.2 First Supplemental Indenture dated as of April 15, 1997 among The Money Store Inc., The Chase Manhattan Bank, as
         Trustee, and the Subsidiary Guarantors.

4.3 Second Supplemental Indenture dated as of April 15, 1997 among The Money Store Inc., The Chase Manhattan Bank, as
         Trustee, and the Subsidiary Guarantors.

4.4 Form of 8.05% Senior Notes Due 2002, including the Subsidiary Guaranty (included in Exhibit 4.2).

4.5 Form of 8.375% Senior Notes Due 2004, including the Subsidiary Guaranty (included in Exhibit 4.3).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THE MONEY STORE INC.

                              By:  /s/ Morton Dear
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                                   Name:  Morton Dear
                                   Title: Executive Vice President

Dated:  April 24, 1997

                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION OF EXHIBIT
-------        ----------------------

1.1 Underwriting Agreement dated April 10, 1997 among The Money Store Inc., Bear, Stearns & Co. Inc., Lehman
               Brothers Inc., Prudential Securities Incorporated and Salomon Brothers Inc.

4.1 Indenture dated as of April 15, 1997 among The Money Store Inc., as Issuer, The Chase Manhattan Bank, as Trustee, and the Subsidiary Guarantors named therein.

4.2 First Supplemental Indenture dated as of April 15, 1997 among The Money Store Inc., The Chase Manhattan Bank, as Trustee, and the Subsidiary Guarantors.

4.3 Second Supplemental Indenture dated as of April 15, 1997 among The Money Store Inc., The Chase Manhattan Bank, as Trustee, and the Subsidiary Guarantors.

4.4 Form of 8.05% Senior Notes Due 2002, including the Subsidiary Guaranty (included in Exhibit 4.2).

4.5 Form of 8.375% Senior Notes Due 2004, including the Subsidiary Guaranty (included in Exhibit 4.3).